                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         -----------------------------

                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  June 26, 1996

                          EVERGREEN MEDIA CORPORATION
              (Exact Name of Registrant as Specified in Charter)



                                     Delaware
                                     --------
                (State or Other Jurisdiction of Incorporation)


                                  75-2247099
                                  ----------
                     (IRS Employer Identification Number)


                        433 East Las Colinas Boulevard
                                  Suite 1130
                              Irving, Texas 75039
                              -------------------
                   (Address of Principal Executive Offices)


                                (214) 869-9020
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.
          -------------

          Financial Information for Pyramid Communications, Inc.
          ------------------------------------------------------

          On January 17, 1996, Evergreen Media Corporation (the "Company") acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with nine FM and three AM radio stations in five radio markets (Chicago, Philadelphia, Boston, Charlotte and Buffalo) (the "Pyramid Acquisition"). Information regarding the principal terms of the Pyramid Acquisition was previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 1996 and is incorporated by reference herein.

          The Company hereby provides the following additional financial information, not otherwise called for by this form but of importance to securityholders, in regard to Pyramid: (1) the consolidated financial statements of Pyramid and its subsidiaries as of December 31, 1994 and 1995 and the period from November 22, 1993 to December 31, 1993 and the years ended December 31, 1994 and 1995 and (2) the consolidated financial statements of Pyramid's predecessor, KISS Limited Partnership, for the year ended December 31, 1993 and the period January 1, 1994 to March 17, 1994, included on pages A-1 through A-26 of this report and incorporated by reference herein.

          In addition, the Company hereby provides the following pro forma financial information, not otherwise called for by this form but of importance to securityholders, in regard to Pyramid: the unaudited pro forma condensed combined financial statements of the Company, reflecting the combination of consolidated historical financial data of the Company, Broadcasting Partners, Inc., and Pyramid as of December 31, 1995, included on pages B-1 through B-7 of this report and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         7(c) Exhibits.
              --------

              (23.1) Consent of Deloitte & Touche LLP, independent auditors.

              (99.1) Pyramid Communications, Inc. and Subsidiaries Consolidated
                     Financial Statements as of December 31, 1994 and 1995 and each of the three years in the period ended December 31, 1995 (including the Results of Operations of Predecessor Entities) and Independent Auditor's Report.

              (99.2) Unaudited Pro Forma Condensed Combined Financial Statements
                     as of December 31, 1995.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Evergreen Media Corporation


                                        By:  /s/ Matthew E. Devine
                                           --------------------------------
                                             Matthew E. Devine
                                             Chief Financial Officer



Date: June 21, 1996